EQUITY INVESTMENT	6 Months Ended
Jun. 30, 2026
Stockholders' Equity Note [Abstract]
EQUITY INVESTMENT

NOTE 4 - EQUITY INVESTMENT

TAT, through its Piedmont subsidiary, held a non-controlling interest of less than 5% in First Aviation Services Inc. (“FAvS”), which is accounted for under ASC 321 – Investment – Equity Securities. The investment did not have a readily determinable fair value and is carried at cost, subject to observable price adjustments and impairment.

In April 2026, an unrelated third party entered into a definitive agreement to acquire FAvS. As part of the transaction, which was completed in June 2026, the Company sold its holding to the unrelated third party. Accordingly, the Company recorded a realized gain of approximately $4.3 million upon receipt of aggregate proceeds of $4.5 million during May and June 2026.